UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2007
TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina		27560

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement	1

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1

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Item 1.01 Entry into a Material Definitive Agreement.
     Tekelec (the “Company”) and Wells Fargo Bank, National Association (the “Bank”), have entered into a Third Amendment to Credit Agreement, effective as of December 15, 2007 (the “Third Amendment”), with respect to that certain Credit Agreement dated as of December 15, 2004 between the Company and the Bank, as previously amended by the First Amendment to Credit Agreement dated as of December 15, 2005, the Second Amendment to Credit Agreement dated as of December 15, 2006 and certain letter agreements dated as of March 15, 2006 and May 25, 2006 (collectively, the “Credit Agreement”). Under the Credit Agreement, as amended by the Third Amendment (the “Amended Credit Agreement”), the Company may continue to borrow up to an aggregate principal amount of $30,000,000 for general corporate and working capital purposes, which borrowings bear interest, at the Company’s election, either at the prime rate or at a rate equal to 0.30% above the Bank’s LIBOR rate for the one-, two-, three- or six-month interest period selected by the Company.
     The Third Amendment amended the Credit Agreement by, among other things, (i) extending the expiration date for the credit facility from December 15, 2007 to December 15, 2008, (ii) requiring the Company to make certain representations and warranties regarding its financial statements as of June 30, 2007, (iii) requiring the Company to execute a Revolving Line of Credit Note dated as of December 15, 2007 in favor of the Bank (the “Note”), which Note replaces a Revolving Line of Credit Note dated as of December 15, 2006 made by the Company in favor of the Bank, (iv) increasing from $20,000,000 to $25,000,000 the amount that may be outstanding at any one time under letters of credit issued pursuant to the credit facility, and (v) permitting letters of credit in the maximum amount of up to $5,000,000 outstanding at any one time to have expiration dates subsequent to the maturity date of the credit facility.
     As of the date of the filing of this Current Report on Form 8-K, there were letters of credit outstanding under the Amended Credit Agreement in the aggregate amount of approximately $1,900,000.
     The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

The following Exhibit 10.1 is filed as part of this Current Report on Form 8-K:
10.1	Third Amendment to Credit Agreement dated as of December 15, 2007 between Tekelec and Wells Fargo Bank, National Association

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: January 2, 2008	By:	/s/ William H. Everett
William H. Everett
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Third Amendment to Credit Agreement dated as of December 15, 2007 between Tekelec and Wells Fargo Bank, National Association

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